DELAWARE(SM)
INVESTMENTS
============                                                 Delaware Devon Fund

Total Return

                                                         2000 SEMI-ANNUAL REPORT

      {Total Return Artwork}

TABLE OF CONTENTS
-----------------

Letter to Shareholders                                          1

Portfolio Management
Review                                                          3

Performance Summary                                             6

Financial Statements

  Statement of Net Assets                                       7

  Statement of Operations                                       9

  Statements of Changes in
  Net Assets                                                   10

  Financial Highlights                                         11

  Notes to Financial
  Statements                                                   15
--------------------------------------------------------------------------------

A TRADITION OF SOUND INVESTING SINCE 1929
-----------------------------------------

A Commitment To Our Investors

Experienced
o Our seasoned investment professionals average more than 15 years' experience.
o We opened our first mutual fund in 1938. For over 70 years, we have managed money in a variety of investment styles that have weathered a full range of economic and market environments.

Disciplined
o   We follow strict investment policies and clear buy/sell guidelines.
o We strive to balance risk and reward in order to provide sound investment alternatives within any given asset class.

Consistent
o We believe consistent processes are the best way to seek consistent investment performance.
o Our commitment to style consistency has earned us the confidence of discriminating institutional and individual investors to manage over $46 billion in assets as of March 31, 2000.

Comprehensive
o   We offer more than 70 mutual funds in these asset classes.
    o Large-cap equity                o High-yield bonds
    o Mid-cap equity                  o Investment grade bonds
    o Small-cap equity                o Municipal bonds (23 single-state funds)
    o International equity            o International fixed-income
    o Balanced
o Our funds are available through financial advisers who can offer you individualized attention and valuable investment advice.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

(C)Delaware Distributors, L.P.

Dear Shareholder

"OVER THE PAST SIX MONTHS, THE ONLY CERTAINTY IN THE U.S. FINANCIAL MARKET WAS RECORD VOLATILITY."
--------------------------------------------------------------------------------

June 12, 2000

Recap of Events - Over the past six months, the only certainty in the U.S. financial markets was record volatility. As has been the case for some time, market performance was strongly momentum-driven, with technology stocks providing the bulk of performance (Source: Bloomberg).

Tech stock euphoria took hold in November, 1999, pushing the Nasdaq Composite Index to a string of record high closes. In December, after the Federal Reserve Board declined to raise rates, the Nasdaq topped 4000 for the first time on December 29th -- the same day the Dow Jones Industrial Average, the Standard & Poor's 500 Index and the Russell 2000 Index all hit records.
Volatility accelerated in the first quarter of 2000 as record-loss and record-gain days, along with two Fed interest rate hikes, whipsawed both the stock and bond markets. The Nasdaq passed 5000 on March 9, 2000 and the S&P 500 Index hit a new high on March 24. In spite of these records, for much of the time, performance was dominated by a narrow group of stocks, with the broader market, value investors and bonds sitting on the sidelines. However, a technology sell off that started during the last week of March has led to a broadening of the market as investors began to pay attention to valuation levels (Source: Bloomberg).

In mid-April, the divergence between the "old economy" and the "new economy" became even more pronounced as the Nasdaq fell sharply while the broader market held steady. During the last week of our fiscal period, the Dow and the Nasdaq each surged more than 200 points, only to be ambushed by an unfavorable inflation report and concern over the additional interest rate hike by the Fed in May.

Delaware Devon Fund's performance lagged in this momentum-driven marketplace. The Fund's total return for the six-month period ended April 30, 2000 was -3.34%. This performance shortfall was due primarily to our continued underweighting in the technology sector, where, in our opinion, P/E ratios remained prohibitively high for much of the period.

Total Return
For Period Ended April 30, 2000                              Six Months
-------------------------------------------------------------------------
Delaware Devon Fund Class A                                    -3.34%
-------------------------------------------------------------------------
Lipper Multi-Cap Value Funds Average (521 funds)               +3.86%
Standard & Poor's 500 Index                                    +7.18%
-------------------------------------------------------------------------

All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of dividends and capital gains. Performance information for all Fund classes can be found on page 6. The Lipper category represents the average returns of multi-cap value funds tracked by Lipper Analytical (Source: Lipper Analytical Services, Inc.). The S&P 500 Index is an unmanaged composite of mostly large-capitalization U.S. companies. You cannot invest directly in an index. Past performance does not guarantee future results.

{Total Return Artwork}
--------------------------------------------------------------------------------

Market Outlook - The broadening of the market that began in late March, 2000 is encouraging to us. We see the start of a flight to quality that, if it continues, should benefit Delaware Devon Fund as investors rediscover the value available from a broader spectrum of exceptional U.S. companies. We believe the continued strength in the economy, low unemployment and strong earnings growth across a wide spectrum of companies should work in your Fund's favor going forward.

Sincerely,

/s/ Wayne A. Stork                        /s/ David K. Downes
------------------------------------      --------------------------------------
Wayne A. Stork                            David K. Downes
Chairman,                                 President and Chief Executive Officer,
Delaware Investments Family of Funds      Delaware Investments Family of Funds

Francis X. Morris
Senior Portfolio Manager
June 12, 2000

"THE FUND'S INVESTMENT STRATEGY WAS EFFECTIVE IN MARCH AND APRIL OF THIS YEAR WHEN THE MARKET'S ATTENTION SHIFTED TO VALUATIONS AND EARNINGS."
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT REVIEW
---------------------------

The Fund's Results
Delaware Devon Fund had a -3.34% total return for the six-month period ended April 30, 2000. Our disappointing performance was due almost entirely to the market's extremely narrow focus on momentum-driven, high-priced technology stocks.

Although the markets have not favored our investing style recently, we remain committed to our investment strategy and philosophy. Delaware Devon Fund continues to concentrate on stocks of companies that we believe are undervalued and that are demonstrating a growth rate in the mid-teens. We look for companies with solid franchises, earnings stability and accelerated growth rates.

The Fund's investment strategy was effective in March and April of this year, when the market's attention shifted to valuations and earnings. This benefited your Fund as investors came to appreciate the value of many of our holdings. As stock prices increased, we took the opportunity to sell some winners and to purchase some new stocks, which we believed had become more reasonably valued. Our additions spanned the full spectrum of market sectors, including technology.

Portfolio Highlights
While most of the Nasdaq's earnings came from growth stocks whose valuations did not fit with our strategy, we were able to find some value stocks in the technology sector. One example is Integrated Device Technology. We purchased this undiscovered semi-conductor company late in 1999. Since then, its franchise value has increased steadily and was recently trading 90% above our purchase price. The company has completed its turnaround and is now experiencing an attractive earnings growth rate. We've recently begun to reduce our holdings as the stock is reaching what we consider to be its correct price.

Another technology stock, Intel, was one of the Fund's best performers for this period. The stock's price had risen significantly over the past six months and was approaching the full value. However, its price dropped when the technology sector dipped in April, resulting in an attractive valuation. Hence, Intel remained a core portfolio holding.

In the pharmaceutical sector, American Home Products has done quite well for us. The stock had been temporarily depressed because of the litigation involving the drug Phen-Fen. After intensive research to estimate the company's true earnings growth potential, we determined the market had over-discounted the companies intrinsic value.

"SEVENTY-FIVE PERCENT OF THE COMPANIES WE'VE OWNED DURING THE FIRST QUARTER HAVE EITHER MET OR EXCEEDED THE YEAR-OVER-YEAR EARNINGS GROWTH RATE."

{Total Return Artwork}
--------------------------------------------------------------------------------

Financial stocks, which lagged at the start of our fiscal period in November of 1999, have also experienced a considerable recovery and have begun to pay off for us. We've tended to concentrate on companies with high earnings visibility such as Federal Home Loan Mortgage (Freddie Mac), Fleet Boston Financial and Wells Fargo. We also held MBNA, the credit card company, and Bank of New York.

Our holdings in energy stocks have also helped the Fund's performance. Growing demand due to strong worldwide economic growth coupled with falling supplies has led to opportunity for the Fund. We've added to our holdings in Anadarko Petroleum, purchased Amarada Hess and increased our exposure to the oil service sector by buying more of Schlumberger, a technical services company in the oil and gas, utility, semiconductor, and smart cards, network and Internet solutions industries. We also added Halliburton and Nabors Industries, suppliers of energy and engineering equipment.

One of our largest holdings is a relatively unknown company called Viad Corp, a Phoenix-based company with two primary businesses. The first is a money gram business, which provides world-wide money wiring services and offers outsourcing of check cashing by major banks. The second is a business that designs, sets up and tears down convention exhibit areas. The company's earnings are growing at about 25% a year. This is one of the best examples of the type of company that your Fund looks for: a solid company with shareholder-friendly practices, strong management and good cash flow, selling at a reasonable price.

The Fund has experienced disappointments with its newspaper stocks, which have been adversely affected by rising newsprint prices. We reduced our holdings of Knight-Ridder, although we're maintaining our position in Gannett, a well-diversified media company that also owns NBC affiliates. We expect the company to do well with the summer Olympics and election coverage through the fall. We believe companies in this sector may begin to improve as the strong economy increases the advertising revenue for newspapers.

The consumer staples area, which includes the food industry and consumer products, also has not done well for us during the six-month period. Procter & Gamble was especially unfortunate; we sold our position when the company reported an earnings disappointment in March of 2000.

--------------------------------------------------------------------------------
Outlook
We have a positive outlook toward the future. We believe that the movement back to valuing companies based on their business models and earnings growth rates is healthy, overdue and beneficial to the Fund. Seventy-five percent of the companies we've owned during the first quarter have either met or exceeded projected earnings per share. We expect that the Fed will continue to increase interest rates in the coming months until the economy achieves what the Fed believes is a sustainable rate of growth. We believe this will create an environment that once again appreciates our investing style.

Top Portfolio Sectors
April 30, 2000
Industry                                               Percentage of Net Assets
--------------------------------------------------------------------------------
 1. Banking, Finance & Insurance                               16.56%
--------------------------------------------------------------------------------
 2. Energy                                                     12.10%
--------------------------------------------------------------------------------
 3. Electronics & Electrical Equipment                         11.56%
--------------------------------------------------------------------------------
 4. Telecommunications                                         10.93%
--------------------------------------------------------------------------------
 5. Healthcare & Pharmaceuticals                               10.55%
--------------------------------------------------------------------------------
 6. Computers & Technology                                      8.41%
--------------------------------------------------------------------------------
 7. Retail                                                      4.00%
--------------------------------------------------------------------------------
 8. Food, Beverage & Tobacco                                    3.97%
--------------------------------------------------------------------------------
 9. Cable, Media & Publishing                                   3.67%
--------------------------------------------------------------------------------
10. Leisure, Lodging & Entertainment                            3.30%
--------------------------------------------------------------------------------

FUND BASICS
-----------

Fund Objectives
The Fund seeks to provide current income and capital appreciation.

Total Fund Assets
$209.87 million

Number of Holdings
65

Fund Start Date
December 29, 1993

Your Fund Manager
Francis X. Morris holds a bachelor's degree from Providence College and an MBA degree from Widener University. He joined Delaware in 1997 after serving as Vice President and Director of Equity Research at PNC Asset Management. Mr. Morris is a past President of the Financial Analysts Society of Philadelphia and is a member of the Association for Investment Management and Research and the National Association of Petroleum Investment Analysts.

NASDAQ Symbols
Class A  DDGAX
Class B  DEVOX
Class C  DECVX
--------------------------------------------------------------------------------

DELAWARE DEVON FUND PERFORMANCE
-------------------------------

Average Annual Total Returns
Through April 30, 2000                      Lifetime   Five Years    One Year
--------------------------------------------------------------------------------
Class A (Est. 12/29/93)
   Excluding Sales Charge                    +15.67%     +16.47%      -11.57%
   Including Sales Charge                    +14.60%     +15.10%      -16.66%
--------------------------------------------------------------------------------
Class B (Est.9/6/94)
   Excluding Sales Charge                    +15.04%     +15.67%      -12.20%
   Including Sales Charge                    +14.95%     +15.45%      -16.59%
--------------------------------------------------------------------------------
Class C (Est. 11/29/95)
   Excluding Sales Charge                    +13.71%                  -12.21%
   Including Sales Charge                    +13.71%                  -13.09%
--------------------------------------------------------------------------------

Returns reflect reinvestment of distributions and any applicable sales charge as noted below. Return and share value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C results excluding sales charge assume either that contingent sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

Class A shares have a 5.75% maximum front-end sales charge and a 12b-1 fee.

Class B shares do not have a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a contingent deferred sales charge of up to 5% if redeemed before the end of the sixth year.

Class C shares have a 1% annual distribution and service fee. If redeemed within 12 months, a 1% contingent deferred sales charge applies.

Institutional Class shares (Est. December 29, 1993) are available without sales or asset-based distribution charges only to certain eligible institutional accounts. The average annual returns for the lifetime, five-year and one-year periods ended April 30, 2000 for Delaware Devon Fund's Institutional Class were 16.02%, 16.82% and -11.34%, respectively. Performance prior to that date is based on Class A performance and was adjusted to eliminate the effect of the sales charge, but not Class A's asset-based distribution charge.

NASDAQ Symbol Institutional Class: DEIVX

Statement of Net Assets

DELAWARE DEVON FUND
-------------------
                                                          Number of     Market
April 30, 2000 (Unaudited)                                 Shares       Value
--------------------------------------------------------------------------------
  Common Stock - 96.14%
  Aerospace & Defense - 1.92%
  United Technologies ................................     64,700   $ 4,023,531
                                                                    -----------
                                                                      4,023,531
                                                                    -----------
  Banking, Finance & Insurance - 16.56%
  American International Group .......................     30,762     3,374,207
  Bank of New York ...................................     79,600     3,268,575
  Citigroup ..........................................     81,900     4,867,931
  Federal Home Loan Mortgage .........................    120,500     5,535,469
  Fleet Boston Financial .............................    159,400     5,648,737
  MBNA ...............................................    218,400     5,801,250
  Unionbancal ........................................     95,400     2,641,388
  Wells Fargo ........................................     88,100     3,617,606
                                                                    -----------
                                                                     34,755,163
                                                                    -----------
  Cable, Media & Publishing - 3.67%
  Gannett ............................................     74,300     4,745,912
 +Knight-Ridder ......................................     60,100     2,948,656
                                                                    -----------
                                                                      7,694,568
                                                                    -----------
  Chemicals - 3.25%
  Avery Dennison .....................................     53,700     3,524,062
  Pharmacia ..........................................     66,045     3,298,122
                                                                    -----------
                                                                      6,822,184
                                                                    -----------
  Computers & Technology - 8.41%
+*CGS Systems International ..........................     68,200     3,145,725
  Compaq Computer ....................................     80,500     2,354,625
  Computer Associates International ..................     59,500     3,320,844
 *Gateway ............................................     32,900     1,817,725
  International Business Machines ....................     43,900     4,900,337
  Pitney Bowes .......................................     51,800     2,117,325
                                                                    -----------
                                                                     17,656,581
                                                                    -----------
  Electronics & Electrical Equipment - 11.56%
 *Atmel ..............................................     28,600     1,399,612
  General Electric ...................................     17,400     2,736,150
  Honeywell International ............................    106,050     5,938,800
+*Integrated Device Technology .......................     83,000     3,989,187
  Intel ..............................................     40,100     5,085,181
 *National Semiconductor .............................     16,500     1,002,375
  Symbol Technologies ................................     50,300     2,804,225
  Teleflex ...........................................     37,600     1,299,550
                                                                    -----------
                                                                     24,255,080
                                                                    -----------
  Energy - 12.10%
  Amerada Hess .......................................     34,800     2,214,150
 +Anadarko Petroleum .................................     74,800     3,249,125
  Coastal ............................................     85,600     4,296,050
  Halliburton ........................................     52,600     2,324,263
 *Nabors Industries ..................................     53,900     2,125,681
  Schlumberger .......................................     37,700     2,886,406
  Shell Transport & Trading ..........................     63,300     3,054,225
  Tosco ..............................................    105,800     3,392,213
  Unocal .............................................     57,000     1,841,813
                                                                    -----------
                                                                     25,383,926
                                                                    -----------
                                                          Number of     Market
                                                           Shares       Value
--------------------------------------------------------------------------------
  Common Stock (continued)
  Environmental Services - 0.80%
  Ecolab .............................................     42,800   $ 1,671,875
                                                                    -----------
                                                                      1,671,875
                                                                    -----------
  Food, Beverage & Tobacco - 3.97%
  Bestfoods ..........................................     62,100     3,120,525
 *Kroger .............................................    198,200     3,679,087
+*Suiza Foods ........................................     39,400     1,534,138
                                                                    -----------
                                                                      8,333,750
                                                                    -----------
  Healthcare & Pharmaceuticals - 10.55%
  American Home Products .............................     55,700     3,129,644
  Biomet .............................................     71,500     2,551,656
  Bristol-Myers Squibb ...............................     73,900     3,875,131
  Cardinal Health ....................................     42,900     2,362,181
  Johnson & Johnson ..................................     59,500     4,908,750
 *Sybron International ...............................    120,300     3,744,338
 *Watson Pharmaceutical ..............................     35,000     1,572,813
                                                                    -----------
                                                                     22,144,513
                                                                    -----------
  Industrial Machinery - 1.88%
  Pentair ............................................    103,000     3,939,750
                                                                    -----------
                                                                      3,939,750
                                                                    -----------
  Leisure, Lodging & Entertainment - 3.30%
  Viad ...............................................    273,000     6,927,375
                                                                    -----------
                                                                      6,927,375
                                                                    -----------
  Metals & Mining - 0.85%
  Reynolds Metals ....................................     26,800     1,782,200
                                                                    -----------
                                                                      1,782,200
                                                                    -----------
  Retail - 4.00%
  Circuit City .......................................     60,300     3,546,394
  Lowe's Companies ...................................     56,800     2,811,600
  Wal-Mart ...........................................     36,900     2,043,338
                                                                    -----------
                                                                      8,401,332
                                                                    -----------
  Telecommunications - 10.93%
  A T & T ............................................     96,000     4,482,000
  ALLTEL .............................................     64,100     4,270,662
  GTE ................................................     79,600     5,392,900
  Motorola ...........................................     13,800     1,643,063
  SBC Communications .................................    109,000     4,775,563
 *Tellabs ............................................     43,500     2,384,344
                                                                    -----------
                                                                     22,948,532
                                                                    -----------
  Utilities - 2.39%
  Columbia Energy Group ..............................     47,200     2,961,800
  Unicom .............................................     51,800     2,059,050
                                                                    -----------
                                                                      5,020,850
                                                                    -----------
  Total Common Stock (cost $194,122,510)                            201,761,210
                                                                    -----------
  Convertible Preferred Stocks - 1.55%
  Sealed Air .........................................     60,985     3,262,698
                                                                    -----------
  Total Convertible Preferred Stocks
  (cost $2,532,222)                                                   3,262,698
                                                                    -----------

                                                       Principal
Delaware Devon Fund                                      Amount
--------------------------------------------------------------------------------
Repurchase Agreements - 2.52%
With Chase Manhattan 5.68% 5/1/00
 (dated 4/28/00, collateralized by
 $1,825,000 U.S. Treasury Notes 4.75%
 due 2/15/04, market value $1,730,258) ..............  $1,689,000   $ 1,689,000
With J.P. Morgan Securities 5.70%
 5/1/00 (dated 4/28/00, collateralized
 by $1,258,000 U.S. Treasury Notes
 5.875% due 10/31/01, market value
 $1,280,220 and $547,000 U.S. Treasury
 Notes 6.24% due 10/31/01, market
 value $560,059) ....................................   1,803,000     1,803,000
With PaineWebber 5.70% 5/1/00 (dated
 4/28/00, collateralized by $87,000
 U.S. Treasury Notes 4.50% due 1/31/01,
 market value $86,318 and $1,164,000
 U.S. Treasury Notes 5.50% due 7/31/01,
 market value $1,162,770 and $570,000
 U.S. Treasury Notes 7.25% due 8/15/04,
 market value $591,930) .............................   1,803,000     1,803,000
                                                                   ------------
Total Repurchase Agreements
 (cost $5,295,000) ..................................                 5,295,000
                                                                   ------------
Total Market Value of Securities -
 100.21%
 (cost $201,949,732) ................................               210,318,908
Liabilities Net of Receivables and
 Other Assets - (0.21%) .............................                  (451,046)
                                                                   ------------
Net Assets Applicable to 11,058,400
 Shares Outstanding - 100.00% .......................              $209,867,862
                                                                   ============
Net Asset Value - Delaware Devon Fund
 A Class ($88,665,680 / 4,645,144
 Shares) ............................................                    $19.09
                                                                         ------
Net Asset Value - Delaware Devon Fund
 B Class ($86,357,064 / 4,578,872
 Shares) ............................................                    $18.86
                                                                         ------
Net Asset Value - Delaware Devon Fund
 C Class ($18,502,774 / 982,038 Shares) .............                    $18.84
                                                                         ------
Net Asset Value - Delaware Devon Fund
 Institutional Class ($16,342,344 /
 852,346 Shares) ....................................                    $19.17
                                                                         ------
----------------------
+Security out on loan.
*Non-income producing security for the six months ended April 30, 2000.

Components of Net Assets at April 30, 2000:
Shares of beneficial interest (unlimited
 authorization - no par) ............................              $207,651,046
Accumulated net investment loss .....................                  (649,807)
Accumulated net realized loss on
 investments ........................................                (5,502,553)
Net unrealized appreciation of investments ..........                 8,369,176
                                                                   ------------
Total net assets ....................................              $209,867,862
                                                                   ============
Net Asset Value and Offering Price Per
 Share - Delaware Devon Fund
Net asset value A Class (A) .........................                    $19.09
Sales charge (5.75% of offering price, or
 6.08% of the amount invested per
 share) (B) .........................................                      1.16
                                                                         ------
Offering price ......................................                    $20.25
                                                                         ======
----------------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption of purchase of shares.
(B) See the current prospectus for purchase of $50,000 of more.

                             See accompanying notes.

Statement of Operations

Six Months Ended April 30, 2000 (Unaudited)                                       Delaware Devon Fund
-----------------------------------------------------------------------------------------------------------
Investment Income:
Dividends .................................................................  $1,708,360
Interest ..................................................................     149,975        $  1,858,335
                                                                             ----------        ------------

Expenses:
Management fees ...........................................................     820,058
Distribution expense ......................................................     794,984
Dividend disbursing and transfer agent fees and expenses ..................     636,600
Accounting and administration .............................................      86,852
Reports and statements to shareholders ....................................      69,000
Registration fees .........................................................      54,000
Professional fees .........................................................      18,720
Taxes (other than taxes on income) ........................................       9,900
Custodian fees ............................................................       7,000
Trustees' fees ............................................................       3,300
Other .....................................................................      10,630
                                                                             ----------
                                                                              2,511,044
                                                                             ----------
Less expenses paid indirectly .............................................      (2,902)          2,508,142
                                                                             ----------        ------------

Net Investment Loss .......................................................                        (649,807)
                                                                                               ------------

Net Realized and Unrealized Loss on Investments:
Net realized loss on investments ..........................................                      (3,077,527)
Net change in unrealized appreciation / depreciation of investments .......                     (10,006,194)
                                                                                               ------------

Net Realized and Unrealized Loss on Investments ...........................                     (13,083,721)
                                                                                               ------------

Net Decrease in Net Assets Resulting from Operations ......................                    $(13,733,528)
                                                                                               ============


                             See accompanying notes

Statements of Changes in Net Assets

                                                                                        Delaware Devon Fund
------------------------------------------------------------------------------------------------------------------
                                                                                     Six Months           Year
                                                                                       Ended             Ended
                                                                                     04/30/2000        10/31/1999
                                                                                    (Unaudited)

Decrease in Net Assets from Operations:
Net investment loss ............................................................    $ (649,807)         $ (365,620)
Net realized loss on investments ...............................................    (3,077,527)         (2,414,924)
Net change in unrealized appreciation/depreciation of investments ..............   (10,006,194)         (7,767,421)
                                                                                  ------------        ------------

Net decrease in net assets resulting from operations ...........................   (13,733,528)        (10,547,965)
                                                                                  ------------        ------------
Distributions to Shareholders from:
Net investment income:
   A Class .....................................................................            --            (610,832)
   B Class .....................................................................            --                  --
   C Class .....................................................................            --                  --
   Institutional Class .........................................................            --            (119,753)

Net realized gain on investments:
   A Class .....................................................................            --          (1,272,835)
   B Class .....................................................................            --            (904,198)
   C Class .....................................................................            --            (213,389)
   Institutional Class .........................................................            --            (100,864)
                                                                                  ------------        ------------
                                                                                            --          (3,221,871)
                                                                                  ------------        ------------
Capital Share Transactions:
Proceeds from shares sold:
   A Class .....................................................................    12,862,719          85,370,075
   B Class .....................................................................    10,617,393          95,416,834
   C Class .....................................................................     2,241,421          23,683,654
   Institutional Class .........................................................     3,343,318          25,830,155

Net asset value of shares issued upon reinvestment of distributions from net investment income and net realized gain on investments:
   A Class .....................................................................          (110)          1,832,153
   B Class .....................................................................          (132)            846,833
   C Class .....................................................................            --             205,107
   Institutional Class .........................................................            --             220,602
                                                                                  ------------        ------------
                                                                                    29,064,609         233,405,413
                                                                                  ------------        ------------
Cost of shares repurchased:
   A Class .....................................................................   (55,456,590)        (66,130,439)
   B Class .....................................................................   (50,299,760)        (40,675,526)
   C Class .....................................................................   (13,868,621)        (11,034,698)
   Institutional Class .........................................................    (8,063,918)        (13,624,757)
                                                                                  ------------        ------------
                                                                                  (127,688,889)       (131,465,420)
                                                                                  ------------        ------------
Increase (decrease) in net assets derived from capital share transactions ......   (98,624,280)        101,939,993
                                                                                  ------------        ------------
Net Increase (Decrease) in Net Assets ..........................................  (112,357,808)         88,170,157
Net Assets:
Beginning of period ............................................................   322,225,670         234,055,513
                                                                                  ------------        ------------
End of period ..................................................................  $209,867,862        $322,225,670
                                                                                  ============        ============

                             See accompanying notes

Financial Highlights

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                             Delaware Devon Fund A Class
------------------------------------------------------------------------------------------------------------------------------------
                                                            Six Months
                                                               Ended                            Year Ended
                                                            04/30/00(3)  10/31/99     10/31/98    10/31/97    10/31/96   10/31/95(1)
                                                            (Unaudited)

Net asset value, beginning of period ........................ $19.750     $20.090      $17.860     $14.610      $12.550     $10.830

Income (loss) from investment operations:
   Net investment income (loss) .............................  (0.019)      0.047        0.121       0.182        0.216       0.207
   Net realized and unrealized gain (loss) on investments ...  (0.641)     (0.114)       3.249       4.243        2.689       2.053
                                                              ---------------------------------------------------------------------
   Total from investment operations .........................  (0.660)     (0.067)       3.370       4.425        2.905       2.260
                                                              ---------------------------------------------------------------------

Less dividends and distributions:
   Dividends from net investment income .....................      --      (0.032)      (0.110)     (0.210)      (0.205)     (0.220)
   Distributions from net realized gain on investments ......      --      (0.190)      (1.030)     (0.965)      (0.640)     (0.320)
   Return of capital ........................................      --      (0.051)          --          --           --          --
                                                              ---------------------------------------------------------------------
   Total dividends and distributions ........................      --      (0.273)      (1.140)     (1.175)      (0.845)     (0.540)
                                                              ---------------------------------------------------------------------

Net asset value, end of period .............................. $19.090     $19.750      $20.090     $17.860      $14.610     $12.550
                                                              =====================================================================

Total return(2) .............................................  (3.34%)     (0.42%)      19.60%      32.11%       24.14%      21.98%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) .................. $88,666    $137,034     $120,506     $49,262      $14,907      $8,846
   Ratio of expenses to average net assets ..................   1.67%       1.37%        1.30%       1.25%        1.25%       1.25%
   Ratio of expenses to average net assets prior to
      expense limitation and expenses paid indirectly .......   1.67%       1.45%        1.40%       1.42%        1.84%       2.29%
   Ratio of net investment income (loss) to average
      net assets ............................................  (0.18%)      0.22%        0.64%       1.14%        1.67%       1.82%
   Ratio of net investment income (loss) to average net
      assets prior to expenses paid indirectly ..............  (0.18%)      0.14%        0.54%       0.97%        1.08%       0.78%
   Portfolio turnover .......................................    109%         82%          39%         64%          80%         99%

----------------------
(1) 1995 per share information was based on the average shares outstanding method.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(3) Ratios have been annualized and total return has not been annualized.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                             Delaware Devon Fund B Class
------------------------------------------------------------------------------------------------------------------------------------
                                                            Six Months
                                                               Ended                             Year Ended
                                                            04/30/00(3)  10/31/99     10/31/98    10/31/97    10/31/96   10/31/95(1)
                                                            (Unaudited)

Net asset value, beginning of period ........................ $19.580     $19.980      $17.800     $14.540      $12.500     $10.820

Income (loss) from investment operations:
   Net investment income (loss) .............................  (0.084)     (0.099)      (0.003)      0.081        0.136       0.127
   Net realized and unrealized gain (loss) on investments ...  (0.636)     (0.111)       3.223       4.219        2.664       2.053
                                                              ---------------------------------------------------------------------
   Total from investment operations .........................  (0.720)     (0.210)       3.220       4.300        2.800       2.180
                                                              ---------------------------------------------------------------------

Less dividends and distributions:
   Dividends from net investment income .....................      --          --       (0.010)     (0.075)      (0.120)     (0.180)
   Distributions from net realized gain on investments ......      --      (0.190)      (1.030)     (0.965)      (0.640)     (0.320)
   Return of capital ........................................      --          --           --          --           --          --
                                                              ---------------------------------------------------------------------
   Total dividends and distributions ........................      --      (0.190)      (1.040)     (1.040)      (0.760)     (0.500)
                                                              ---------------------------------------------------------------------

Net asset value, end of period .............................. $18.860     $19.580      $19.980     $17.800      $14.540     $12.500
                                                              =====================================================================

Total return(2) .............................................  (3.68%)     (1.12%)      18.76%      31.21%       23.38%      21.09%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) .................. $86,357    $131,901      $82,927     $28,757       $3,399        $863
   Ratio of expenses to average net assets ..................   2.37%       2.07%        2.00%       1.95%        1.95%       1.95%
   Ratio of expenses to average net assets prior to
      expense limitation and expenses paid indirectly .......   2.37%       2.15%        2.10%       2.12%        2.54%       2.99%
   Ratio of net investment income (loss) to average net
      assets ................................................  (0.88%)     (0.48%)      (0.06%)      0.44%        0.97%       1.12%
   Ratio of net investment income (loss) to average net
      assets prior to expenses paid indirectly ..............  (0.88%)     (0.56%)      (0.16%)      0.27%        0.38%       0.08%
   Portfolio turnover .......................................    109%         82%          39%         64%          80%         99%

----------------------
(1) 1995 per share information was based on the average shares outstanding method.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(3) Ratios have been annualized and total return has not been annualized.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                                 Delaware Devon Fund C Class
------------------------------------------------------------------------------------------------------------------------------------

                                                                     Six Months                                           Period
                                                                       Ended                 Year Ended               11/29/96(1) to
                                                                    04/30/00(3)   10/31/99    10/31/98     10/31/97       6/30/95
                                                                    (Unaudited)

Net asset value, beginning of period ............................... $19.560      $19.960      $17.790      $14.530        $13.020

Income (loss) from investment operations:
   Net investment income (loss) ....................................  (0.084)      (0.099)       0.002        0.071          0.188
   Net realized and unrealized gain (loss) on investments ..........  (0.636)      (0.111)       3.208        4.229          2.157
                                                                     -------------------------------------------------------------
   Total from investment operations ................................  (0.720)      (0.210)       3.210        4.300          2.345
                                                                     -------------------------------------------------------------

Less dividends and distributions:
   Dividends from net investment income ............................      --           --       (0.010)      (0.075)        (0.195)
   Distributions from net realized gain on investments .............      --       (0.190)      (1.030)      (0.965)        (0.640)
   Return of capital ...............................................      --           --           --           --             --
                                                                     -------------------------------------------------------------
   Total dividends and distributions ...............................      --       (0.190)      (1.040)      (1.040)        (0.835)
                                                                     -------------------------------------------------------------

Net asset value, end of period ..................................... $18.840      $19.560      $19.960      $17.790        $14.530
                                                                     =============================================================

Total return(2) ....................................................  (3.68%)      (1.12%)      18.71%       31.24%         18.94%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ......................... $18,503      $31,476      $20,141       $5,876         $1,056
   Ratio of expenses to average net assets .........................   2.37%        2.07%        2.00%        1.95%          1.95%
   Ratio of expenses to average net assets prior to
      expense limitation and expenses paid indirectly ..............   2.37%        2.15%        2.10%        2.12%          2.54%
   Ratio of net investment income (loss) to average net assets .....  (0.88%)      (0.48%)      (0.06%)       0.44%          0.97%
   Ratio of net investment income (loss) to average net assets
      prior to expenses paid indirectly ............................  (0.88%)      (0.56%)      (0.16%)       0.27%          0.38%
   Portfolio turnover ..............................................    109%          82%          39%          64%            80%

----------------------
(1) Date of initial public offering; ratios and total return have been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(3) Ratios have been annualized and total return has not been annualized.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                         Delaware Devon Fund Institutional Class
------------------------------------------------------------------------------------------------------------------------------------
                                                              Six Months
                                                                Ended                            Year Ended
                                                             04/30/00(3)  10/31/99    10/31/98    10/31/97     10/31/96  10/31/95(1)
                                                             (Unaudited)

Net asset value, beginning of period .......................  $19.810     $20.140      $17.930     $14.670      $12.590     $10.860

Income (loss) from investment operations:
   Net investment income ...................................    0.010       0.109        0.134       0.211        0.267       0.241
   Net realized and unrealized gain (loss) on investments ..   (0.650)     (0.109)       3.281       4.284        2.693       2.049
                                                              ---------------------------------------------------------------------
   Total from investment operations ........................   (0.640)      0.000        3.415       4.495        2.960       2.290
                                                              ---------------------------------------------------------------------

Less dividends and distributions:
   Dividends from net investment income ....................       --      (0.057)      (0.175)     (0.270)      (0.240)     (0.240)
   Distributions from net realized gain on investments .....       --      (0.190)      (1.030)     (0.965)      (0.640)     (0.320)
   Return of capital .......................................       --      (0.083)          --          --           --          --
                                                              ---------------------------------------------------------------------
   Total dividends and distributions .......................       --      (0.330)      (1.205)     (1.235)      (0.880)     (0.560)
                                                              ---------------------------------------------------------------------

Net asset value, end of period .............................  $19.170     $19.810      $20.140     $17.930      $14.670     $12.590
                                                              =====================================================================

Total return(2) ............................................   (3.23%)     (0.09%)      19.89%      32.57%       24.56%      22.26%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) .................  $16,342     $21,815      $10,482      $5,749       $3,290      $2,870
   Ratio of expenses to average net assets .................    1.37%       1.07%        1.00%       0.95%        0.95%       0.95%
   Ratio of expenses to average net assets prior to
      expense limitation ...................................    1.37%       1.15%        1.10%       1.12%        1.54%       1.99%
   Ratio of net investment income to average net assets ....    0.12%       0.52%        0.94%       1.44%        1.97%       2.12%
   Ratio of net investment income to average net assets
     prior to expenses paid indirectly .....................    0.12%       0.44%        0.84%       1.27%        1.38%       1.08%
   Portfolio turnover ......................................     109%         82%          39%         64%          80%         99%

----------------------
(1) 1995 per share information was based on the average shares outstanding method.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(3) Ratios have been annualized and total return has not been annualized.

                             See accompanying notes

Notes to Financial Statements

April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

Delaware Group Equity Funds I, Inc. (the "Company") is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Company is organized as a Delaware Business Trust and offers two series: the Delaware Devon Fund and the Delaware Balanced Fund. These financial statements and related notes pertain to the Delaware Devon Fund (the "Fund"). The Fund offers four classes of shares. The A Class carries a front-end sales charge of 5.75%. The B Class carries a back-end deferred sales charge. The C Class carries a level load deferred sales charge and the Institutional Class has no sales charge.

The investment objective of the Fund is to seek current income and capital appreciation.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation - All equity securities are valued at the last quoted sales price as of the close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

Federal Income Taxes - The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements - The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and pays dividends from net investment income and from capital gains, if any, annually.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $2,902 for the six months ended April 30, 2000. In addition, the Fund receives earnings credits from its custodian when positive balances are maintained, which are used to offset custody fees. These credits were $0 for the six months ended April 30, 2000. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense shown as "Expenses paid indirectly".

2. Investment Management and Other Transactions with Affiliates
Commencing April 1, 1999 and in accordance with the terms of the Investment Management Agreement, the Fund pays Delaware Management Company ("DMC"), the Investment Manager of the Fund, an annual fee which is calculated daily at the rate of 0.65% on the first $500 million of average daily net assets of the Fund, 0.60% on the next $500 million, 0.55% on the next $1,500 million and 0.50% on the average daily net assets in excess $2,500 million. Prior to April 1, 1999, the Fund paid DMC an annual fee which was calculated at the rate of 0.60% on the first $500 million of average daily net assets of the Fund and 0.50% on the average daily net assets over $500 million. At April 30, 2000 the Fund had a liability for Investment Management fees and other expenses payable to DMC of $115,910.

The Fund has engaged Delaware Service Company, Inc. ("DSC"), an affiliate of DMC, to provide dividend disbursing, transfer agent and accounting services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums. At April 30, 2000, the Fund had a liability for such fees and other expenses payable to DSC for $71,249.

--------------------------------------------------------------------------------
2. Investment Management and Other Transactions with Affiliates (continued)

Pursuant to the Distribution Agreement, the Fund pays Delaware Distributors, L.P. ("DDLP"), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the B and C Classes. No distribution expenses are paid by the Institutional Class. At April 30, 2000, the Fund had a liability for distribution fees and other expenses payable to DDLP of $8,420.

For the six months ended April 30, 2000, DDLP earned $18,982 for commissions on sales of the Fund A Class shares.

Certain officers of DMC, DSC and DDLP are officers, trustees and/or employees of the Fund. These officers, trustees and employees are paid no compensation by the Fund.

3. Investments
During the six months ended April 30, 2000, the Fund made purchases of $135,610,366 and sales of $229,072,993 of investment securities other than U.S. government securities and temporary cash investments.

The cost of investments for federal income tax purposes approximates cost for book purposes. At April 30, 2000, unrealized appreciation for federal income tax purposes aggregated $8,369,176 of which $18,091,991 related to unrealized appreciation of securities and $9,722,815 related to unrealized depreciation of securities. At April 30, 2000, the aggregate cost of securities for federal income tax purposes was $201,949,732.

For federal income tax purposes, the fund had a capital loss carryforward at April 30, 2000 of $2,189,111, which may be carry forward and applied against future capital gains. The entire capital loss carryforward expires in 2007.

4. Capital Shares
Transactions in capital shares were as follows:

                                             Six Months         Year
                                               Ended           Ended
                                             04/30/2000      10/31/1999
                                             (Unaudited)
Shares sold:
A Class                                       680,951         4,045,168
B Class                                       563,454         4,544,332
C Class                                       119,654         1,131,539
Institutional Class                           177,917         1,232,443

4. Capital Shares
(continued)
                                             Six Months         Year
                                               Ended           Ended
                                             04/30/2000      10/31/1999
                                             (Unaudited)
Shares issued upon reinvestment of
  distributions from net investment income
  and net realized gain on investments:
A Class                                            (5)           86,732
B Class                                            (6)           40,098
C Class                                             0             9,721
Institutional Class                                 0            10,550
                                           ----------        ----------
                                            1,541,965        11,100,583
                                           ----------        ----------
Shares repurchased:
A Class                                    (2,974,471)       (3,191,945)
B Class                                    (2,720,678)       (1,999,416)
C Class                                      (746,584)         (541,385)
Institutional Class                          (426,869)         (662,081)
                                           ----------        ----------
                                           (6,868,602)       (6,394,827)
                                           ----------        ----------
Net Increase (decrease)                    (5,326,637)        4,705,756
                                           ==========        ==========

5. Lines of Credit
The Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participate in a $683,500,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each Fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. No amount was outstanding at April 30, 2000, or at any time during the fiscal year.

6. Securities Lending
Security loans for the Fund are required at all times to be secured by U.S. Treasury obligations and/or cash collateral at least equal to 102% of the market value of the securities on loan. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. In the event that the borrower fails to return loaned securities, and the collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the option of the lending agent, replace the loaned securities. The market value of securities on loan to brokers and the related cash collateral received at April 30, 2000 were $10,244,511 and $10,470,000, respectively.

DELAWARE INVESTMENTS FAMILY OF FUNDS
====================================

Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial adviser. Please read the prospectus carefully before you invest or send money.

Growth of Capital                   International and Global           Tax-Exempt Income
   o Technology and Innovation         o Emerging Markets Fund            o National High-Yield
     Fund                              o New Pacific Fund                   Municipal Bond Fund
   o Select Growth Fund                o Overseas Equity Fund             o Tax-Free USA Fund
   o Trend Fund                        o International Equity Fund        o Tax-Free Insured Fund
   o Growth Opportunities Fund*        o Global Equity Fund               o Tax-Free USA
   o Small Cap Value Fund              o Global Bond Fund                   Intermediate Fund
   o U.S. Growth Fund                                                     o State Tax-Free Funds**
   o Tax-Efficient Equity Fund      Current Income
   o Social Awareness Fund             o Delchester Fund               Stability of Principal
                                       o High-Yield                       o Cash Reserve
Total Return                             Opportunities Fund               o Tax-Free Money Fund
   o Blue Chip Fund                    o Strategic Income Fund
   o Devon Fund                        o Corporate Bond Fund           Asset Allocation
   o Growth and Income Fund            o Extended Duration                o Foundation Funds
   o Decatur Equity                      Bond Fund                          Growth Portfolio
     Income Fund                       o American Government                Balanced Portfolio
   o REIT Fund                           Bond Fund                          Income Portfolio
   o Balanced Fund                     o U.S. Government
                                         Securities Fund
                                       o Limited-Term
                                         Government Fund

 * Formerly known as DelCap Fund.

** Available for the following states: Arizona, California, Colorado, Florida, Idaho, Iowa, Kansas, Minnesota, Missouri, Montana, North Dakota, New Jersey, New Mexico, New York, Oregon, Pennsylvania and Wisconsin. Insured and intermediate bond funds are available in selected states.

DELAWARE(SM)                                 For Shareholders
INVESTMENTS                                  1.800.523.1918
=====================
Philadelphia o London                        For Securities Dealers
                                             1.800.362.7500

                                             For Financial Institutions
                                             Representatives Only
                                             1.800.659.2265

                                             www.delawareinvestments.com

This semi-annual report is for the information of Delaware Devon Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current Prospectus for Delaware Devon Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

BOARD OF TRUSTEES                                Charles E. Peck                              Investment Manager
                                                 Retired                                      Delaware Management Company
Wayne A. Stork                                   Fredericksburg, VA                           Philadelphia, PA
Chairman
Delaware Investments Family of Funds             Janet L. Yeomans                             International Affiliate
Philadelphia, PA                                 Vice President and Treasurer                 Delaware International Advisers Ltd.
                                                 3M Corporation                               London, England
Walter P. Babich                                 St. Paul, MN
Board Chairman                                                                                National Distributor
Citadel Constructors, Inc.                                                                    Delaware Distributors, L.P.
King of Prussia, PA                              AFFILIATED OFFICERS                          Philadelphia, PA

David K. Downes                                  Charles E. Haldeman, Jr.                     Shareholder Servicing, Dividend
President and Chief Executive Officer            President and Chief Executive Officer        Disbursing and Transfer Agent
Delaware Investments Family of Funds             Delaware Management Holdings, Inc.           Delaware Service Company, Inc.
Philadelphia, PA                                 Philadelphia, PA                             Philadelphia, PA

John H. Durham                                   Richard J. Flannery                          1818 Market Street
Private Investor                                 Executive Vice President                     Philadelphia, PA 19103-3682
Horsham, PA                                      and General Counsel
                                                 Delaware Investments Family of Funds
Anthony D. Knerr                                 Philadelphia, PA
Consultant, Anthony Knerr & Associates
New York, NY                                     Bruce D. Barton
                                                 President and Chief Executive Officer
Ann R. Leven                                     Delaware Distributors, L.P.
Former Treasurer, National Gallery of Art        Philadelphia, PA
Washington, DC

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN



(3205)                                                        Printed in the USA
SA-039 [4/00] PPL 6/00                                                   (J6022)